Exhibit 99.1

* * Tempur Sealy International, Inc. 2013 Investor Day September 10, 2013

* Mark Rupe Vice President

* Agenda Webcast participants may email questions to: investor.relations@tempursealy.com September 10, 2013

* Forward-Looking Statements This investor presentation contains "forward-looking statements,” within the meaning of federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words "estimates," "expects," “guidance,” "anticipates," "projects," "plans," “proposed,” "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding steps taken to respond to increased levels of industry competition, integration, cost synergies, revenue synergies and growth, and expectations regarding the Company’s net sales, adjusted EBITDA, adjusted EPS, gross margin, operating margins and leverage ratio for 2013 and subsequent periods and related assumptions. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level, including the Company’s ability to meet financial obligations and continue to comply with the terms of the Company’s facilities; the ability to successfully integrate Sealy Corporation (“Sealy”) into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in interest rates; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing of product launches; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the Company’s ability to reduce costs and operating expenses and improve manufacturing productivity; the effects of strategic investments on the Company’s operations; the Company’s ability to manage cash; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax proceedings; changing commodity costs; the risk that the Company’s final purchase price allocation relating to the Sealy acquisition could be significantly different from the Company’s initial estimated purchase price allocation; and the effect of future legislative or regulatory changes. Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, including without limitation the Company's 2012 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013 under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors." Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners.

* Mark Sarvary President & Chief Executive Officer

* Introduction and Context Macro-Industry Update Tempur Sealy Overview Vision Growth Targets 2014 – 2016 Drivers of Growth Revenue Synergies Summary Key Topics

* A Lot Has Happened In The Last 18 Months February 2012 Investor Day: Tempur-Pedic was a highly specialized, single technology company growing rapidly Two Major Events: Significant change in the US specialty segment competitive environment Major strategic acquisition Today: Tempur Sealy is the largest bedding company in the world with an unmatched portfolio of brands and technologies

* Update On Current Trends As previously outlined, we are implementing strategic initiatives to drive improved performance in Tempur North America Ask Me ad campaign New product rollouts More effective promotions Recent trends have been in line with our expectations We are encouraged by our brand portfolio’s performance over the Labor Day holiday period Management estimates

* Tempur Sealy Company Thesis Comprehensive Portfolio of Iconic Brands And Products The Largest Bedding Company And The Only Global One Integration Provides Significant Cost Synergies Significant Growth Potential 2016 Target Assumes 3-Year Sales CAGR of 6% We believe there is $500M+ Revenue Synergies Potential Expect to Exit 2016 Approaching Double-Digit Growth Strong Financial Characteristics 2016 Target Assumes 3-Year CAGR of 10% Adj. EBITDA and 15%+ Adj. EPS Expect Leverage of Less than 2.5x by End of 2016 Note 1: Adjusted EBITDA represents EBITDA adjusted for Sealy transaction and integration costs, and purchase price allocation (“PPA”) inventory adjustments related to the Sealy acquisition. For more details regarding Adjusted EBITDA, please refer to the Company’s SEC filings. Note 2: Adjusted EPS is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, and normalized tax rate adjustments. For more details regarding Adjusted EPS, please refer to the Company’s SEC filings.

* Introduction and Context Macro-Industry Update Tempur Sealy Overview Vision Growth Targets 2014 – 2016 Drivers of Growth Revenue Synergies Summary Key Topics

* US Bedding Industry Sales Based on ISPA 2012 Mattress Industry Report of Sales & Trends, with ISPA revised representative sample for 2006 and 20011. 20 Year CAGR: +5% ($ in billions at wholesale)

US Mattress Industry Sales At Prior Peak * 20 Year CAGR: +6% ($ in billions at wholesale) Based on ISPA 2012 Mattress Industry Report of Sales & Trends, with ISPA revised representative sample for 2006 and 20011.

US Mattress Industry Units Well Below Prior Peak * Units (units in thousands) ($ in billions at wholesale) Based on ISPA 2012 Mattress Industry Report of Sales & Trends, with ISPA revised representative sample for 2006 and 20011.

Specialty Mattresses Have Led Recent Industry Growth (units in thousands) * Units ($ in billions at wholesale) Based on ISPA 2012 Mattress Industry Report of Sales & Trends, with ISPA revised representative sample for 2006 and 2011. Specialty data not available prior to 2004.

* Growth In Industry Mattress Average Unit Price ($ at wholesale) Based on ISPA 2012 Mattress Industry Report of Sales & Trends, with ISPA revised representative sample for 2006 and 20011.

* $2,000+ Industry Price Points Under Pressure Note 1: ISPA 2012 Mattress Industry Report of Sales & Trends Note 2: Average Retail ASP calculated by marking up 100% from wholesale. Industry Average Retail Selling Price $2,000 and Above (Queen Flat Set Price)

* Tempur’s $2,000+ Price Points Are Increasing Average Retail Selling Price $2,000 and Above (Queen Flat Set Price) Industry Tempur North America Note 1: ISPA 2012 Mattress Industry Report of Sales & Trends Note 2: Average Retail ASP calculated by marking up 100% from wholesale.

Global Mattress Industry: A Growth Industry Note: CSIL World Mattress Report, 2013 (Top 30 Markets Mattress Consumption) * 10 Year CAGR: +8% ($ in billions at wholesale)

10 Year CAGR: 2012 Wholesale Bedding Sales by Region $7,072 $7,514 $4,970 $1,564 * Large Global Mattress Industry +3% +16% +11% +6% Note 1: Based on CSIL World Mattress Report, 2013 (Top 30 Markets Mattress Consumption) and management estimates. Note 2: CAGR calculation 2002 – 2012 ($ in millions at wholesale)

* Global Mattress Industry Continues to Evolve Manufacturer consolidation Retailer consolidation Accelerating rate of innovation

Introduction and Context Macro-Industry Update Tempur Sealy Overview Vision Growth Targets 2014 – 2016 Drivers of Growth Revenue Synergies Summary Key Topics *

* Comprehensive Portfolio of Iconic Brands Complementary Product Offering Truly Global Significant Value Creation from Synergies Strong Management Team Strong Financial Characteristics Management estimates

Complete and Cohesive Portfolio of Brands Value Innerspring and specialty Support Innerspring and hybrids Optimum Rest Specialty offering of gel visco and latex Craftsmanship Luxury innerspring and specialty The Best Sleep of Your Life Specialty innovation leader Luxury Premium Mid-Price Value *

Strongest Brands in the US Source: 2012 Mattress Industry Consumer Research – U.S. Market *

2004 2006 2008 2010 2012 2004 2006 2008 2010 2012 2004 2006 2008 2010 2012 2004 2006 2008 2010 2012 2004 2006 2008 2010 2012 2004 2006 2008 2010 2012 2004 2006 2008 2010 2012 2004 2006 2008 2010 2012 Driven by Sustained Investment in Advertising * ($ in millions) Tempur North America Advertising Through June 30 For a discussion of the Company’s performance, please refer to the Company’s SEC filings.

Complete Range Of Mattress Technologies Innerspring Hybrid Stearns & Foster Posturepedic Hybrid TEMPUR-Choice TEMPUR-Rhapsody Breeze Optimum Gel Visco Optimum Latex Visco Latex Tempur Material Adjustable Firmness *

Retail list price point for queen set. Complete Price Range * $1799 $599 $3799 $1299 $7999 $1799 $4499 $1399 $899 $399 $5000 $3500 $2000 $1000 $500

Complete Range Of Bases and Accessories

Adjustable Bases and Foundations



TEMPUR-UP



TEMPUR-Ergo Plus



TEMPUR-Ergo Premier



TEMPUR Superflex 2



Sealy Foundation



TEMPUR-Flat Foundation



Sealy Adjustable Base



TEMPUR ZERO G Series

Pillows



TEMPUR-Neck Pillow



TEMPUR-Cloud Pillow



TEMPUR-Traditional Pillow



Sealy Pillows

Accessories



TEMPUR® Mattress Deluxe Topper



TEMPUR Slippers



TEMPUR Travel Pillow



Sealy Topper

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TEMPUR+SEALY

The Industry’s Only Truly Global Company ` Tempur Sealy Presence Presence includes subsidiaries, joint ventures, third party, and licensee markets. *

Majority of Business from Wholly Owned Markets

($ in billions)



Europe
~$0.3B
+7.5% CAGR
Canada
~$0.2B
+12.9% CAGR
US
~$2.0B
+10.0% CAGR
Latin America
~$0.1B
+15.1% CAGR
Asia/Australia
~$0.1B
+39.5% CAGR
Wholly Owned Markets
Total Sales
$2.75B
+10.8% CAGR

Note 1: Wholly owned markets are markets in which a wholly owned subsidiary of Tempur or Sealy sells mattresses.
Note 2: Total sales represents a mathematical combination of Tempur for 2012 and Sealy for its fiscal year ending December 2, 2012.
Note 3: CAGR calculation based on mathematical combination of historical results for Tempur and Sealy for their respective 2009-2012 fiscal years. Historical growth rates are not necessarily indicative of financial performance in any future period.
Note 4: Sales figures for regions are approximations to show relative size. Latin America includes Mexico and South America.

30

TEMPUR+SEALY

Total Branded Sales Including JVs, Licensees & 3rd Parties

($ in billions)



Europe
~$0.4B
Canada
~$0.2B
US
~$2.1B
Latin America
~$0.1B
Rest of World
~$0.1B
Asia/Australia
~$0.4B
Tempur Sealy Presence
Branded Sales
~$3.3B

Note: Total branded sales represent sales recognized under the Company's brands whether owned or licensed, and are based on actual wholesale Tempur and Sealy sales and management estimates for sales by JVs, Licensees and Third Parties for 2012. Sales figures for regions are approximations to show relative size. Latin America includes Mexico and South America.

31

TEMPUR + SEALY

Significant Value Creation from Integration Current Projection $40M+ by end of 2014 $70M+ by end of 2016 $100M+ Annually Long-Term Prior Projection $40M+ by end of 2015 * Warehouse and distribution Sourcing and manufacturing Corporate/Other SG&A expenses Note 1: Cost synergies reflect annualized cost synergies realized from transaction. Note 2: Management estimates

Strong, Established Management Team Prior Experience Prior Experience Years with Name Position Prior Experience Consumer Products Inter'l Tempur or Sealy Mark Sarvary President and CEO President, Campbell Soup North America CEO, J. Crew Group √ √ 5 President, Stouffer's Frozen Food Division at Nestle David Montgomery EVP and President, President, Rubbermaid Europe International VP, Black & Decker Europe, Middle East, Africa √ √ 10 Larry Rogers CEO of Sealy President and CEO, Sealy Corporation President, Sealy North America √ √ 34 President, Sealy International Dale Williams EVP and CFO CFO, Honeywell Control Products CFO, Saga Systems √ √ 10 CFO, GE Information Systems Tim Yaggi COO Group President, Masco Corporation Joined EVP, Whirlpool Corporation √ √ 2013 Norelco (Philips) *

Introduction and Context Macro-Industry Update Tempur Sealy Overview Vision Growth Targets 2014 – 2016 Drivers of Growth Revenue Synergies Summary Key Topics *

Vision: Tempur Sealy International Leading the Transformation of the Global Bedding Industry *

The Three Promises Driving Sustained Profitable Growth to Enhance Stockholder Value *

We are passionate people We believe in our company, our brands and our team – and we have a bias for action We think big We have high expectations of ourselves and our company We think differently We seek innovation in every area of our business We are focused on our consumers’ needs and our customers’ success We strive to understand our consumers’ and customers’ needs, and to exceed their expectations We do the right thing We are uncompromising on integrity and ethics, and are environmentally and socially responsible We care about each other We treat each other with respect, and we value diversity of thought We are profit oriented We ensure our long term success by generating economic value Tempur Sealy International Core Values *

Introduction and Context Macro-Industry Update Tempur Sealy Overview Vision Growth Targets 2014 – 2016 Drivers of Growth Revenue Synergies Summary Key Topics *

Our 3-Year Target Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: CAGR calculated over period of 2013-2016. Sales and Adjusted EBITDA CAGRs are based on the mid-point of the Company’s 2013 full year guidance adjusted for Sealy results during the pre-acquisition period from January 1, 2013 to March 17, 2013. Note 3: Adjusted EBITDA represents EBITDA adjusted for Sealy transaction and integration costs, and purchase price allocation (“PPA”) inventory adjustments related to the Sealy acquisition. Adjusted EPS is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, and normalized tax rate adjustments. Please refer to the Company’s SEC filings for more information regarding the definition of adjusted EBITDA and adjusted EPS and the calculation of the leverage ratio for purposes of the Company’s senior secured facility. * Expect to Exit 2016 Approaching Double-Digit Growth

Cost Synergies Being Used to Support Growth Warehouse and distribution Sourcing and manufacturing Corporate/Other SG&A expenses * $70M - $100M $40M Margin Expansion $30M – $60M Growth Investment Marketing Product Innovation Supply Chain “Easier To Do Business With” Management estimates

Introduction and Context Macro-Industry Update Tempur Sealy Overview Vision Growth Targets 2014 – 2016 Drivers of Growth Revenue Synergies Summary Key Topics *

Drivers of Growth * North America Marketing Advertising and promotions In-store marketing Direct Innovation New products New categories Supply Chain “Easier To Do Business With” International Marketing Advertising and promotions Distribution Direct Innovation New products New categories New Market Expansion

Tempur-Pedic Advertising Investment ($ in millions) * Note 1: Represents Tempur North America advertising expenses Note 2: Expected increase in advertising investment for 2H-2013 is based on management estimates.

* Sealy Posturepedic “Life Before Your Eyes” Tempur-Pedic “Ask Me” Tempur-Pedic and Sealy Advertising

* Promotions and In-Store Marketing

Tempurpedic.com Direct Marketing – Online * Sealy.com

Direct Marketing – Flagship Stores *

Tempur Product Innovation TEMPUR-Cloud Luxe Breeze $4999 TEMPUR-Rhapsody Breeze $3999 TEMPUR-Cloud Supreme Breeze $3499 TEMPUR-Choice™ Supreme $3499 TEMPUR-Choice™ Luxe $3999 * Retail list price point for queen set.

Innovation Drives Sales…And We Have A Track Record * 2012 2010 2006 2008 2009 2011 2013 Future Quickly Becoming A Top Seller Strong Potential $500M+ Sales Since Launch $1B+ Sales Since Launch $1B+ Sales Since Launch Note 1: For a discussion of the Company’s performance, please refer to the Company’s SEC filings. Note 2: All numbers are based on wholesale price.

* Latex Hybrid Sealy Product Innovation Sealy Posturepedic Hybrid Collection $1299-$1799 Optimum Latex $1699-$2999 A $300M Brand Note 1: Retail list price point for queen set Note 2: Based on wholesale price

TEMPUR-Ergo™ Premier $1999 TEMPUR-UP™ Foundation $799 Adjustable Bases TEMPUR-Traditional Pillow $99 Pillows TEMPUR-Cloud Pillow $159 * Sealy Adjustable Base $1699 Innovation Beyond Mattresses Adjustable base prices represent retail list price point for queen size

In House R&D Expertise * Multi-faceted R&D facilities in Denmark, Virginia, North Carolina, and Kentucky We have significantly increased our investment in R&D since 2008

“Easier To Do Business With” Sealy Distribution Points Tempur Warehouses * Significant opportunities to optimize service and support retail growth Distribution network to service national retailers with considerable efficiency opportunities

Latin America International Opportunity is Significant Asia/Australia ` Europe $5.0 Billion $7.5 Billion $1.5 Billion * Note: Based on CSIL World Mattress Report, 2013 (Top 30 Markets Mattress Consumption) and management estimates.

International - Europe

- Tempur International outperforming the industry in a difficult European bedding market
  - Germany – Investment in advertising continues
  - France – Benefiting from expanded distribution and increased advertising
  - UK – Strengthening distribution
  - Benelux – Premium market challenged by weak consumer spending

$5B Bedding Market, -2% CAGR since 2009
~$0.3B Tempur International Sales, +7.5% CAGR since 2009



UK "Weightless" Campaign





Tempur Holland Store



Tempur UK Flagship Store

Note 1: For a discussion of the Company's performance, please refer to the Company's SEC filings.
Note 2: Size of total market and CAGR based on CSIL World Mattress Report, 2013 (Top 30 Markets Mattress Consumption) and management estimates.
Note 3: Sales figure for Tempur International is based on representative sales for Tempur International in Europe for 2012 and is shown as an approximation to show relative size. CAGR calculation period is 2009-2012 and based on Tempur International historical sales.

55

TEMPUR + SEALY

International – Asia/Australia

- Tempur International outperforming the industry, which is rapidly growing
  - Japan – Sales have returned to prior peak levels
  - Korea – Rapid growth driven by increased distribution
  - Australia – Adding distribution and increasing advertising
  - China – Starting to see good growth

$7.5B Bedding Market, +18% CAGR since 2009
~$0.1B Tempur International Sales, +39.5% CAGR since 2009



China "Weightless" Campaign


TEMPUR



Tempur Australia (Harvey Norman)


TEMPUR

Tempur Tokyo Store



Tempur Korea (Lotte Jamsil)

Note 1: For a discussion of the Company's performance, please refer to the Company's SEC filings.
Note 2: Size of total market and CAGR based on CSIL World Mattress Report, 2013 (Top 30 Markets Mattress Consumption) and management estimates.
Note 3: Sales figure for Tempur International is based on representative sales for Tempur International in Asia/Australia for 2012 and is shown as an approximation to show relative size. CAGR calculation period is 2009-2012 and based on Tempur International historical sales.

56

TEMPUR+SEALY

International - Latin America

- Sealy is outperforming the industry in key markets of Argentina and Mexico
  - Argentina - Strong market position driven by company owned stores
  - Mexico - Sealy is market leader and Tempur has small presence through distributor
  - Brazil and Ecuador - Tempur just entered

$1.5B Bedding Market, +6% CAGR since 2009
~$0.1B Tempur Sealy Sales, +15.1% CAGR since 2009




BedTime
Sealy Argentina Store


TEMPUR
Tempur Brazil Store
Ribeirão Preto


Sealy Mexico

Note 1: For a discussion of the Company's performance, please refer to the Company's SEC filings.
Note 2: Size of total market and CAGR based on CSIL World Mattress Report, 2013 (Top 30 Markets Mattress Consumption) and management estimates.
Note 3: Sales figure for Tempur Sealy is based on a mathematical combination of Tempur for 2012 and Sealy for its fiscal year ending December 2, 2012 and shown as an approximation to show relative size.
Note 4: CAGR calculation based on mathematical combination of historical results for Tempur and Sealy for their respective 2009-2012 fiscal years.

57
TEMPUR + SEALY

International Advertising ($ in millions) Tempur International Advertising * Tempur International Sales Will continue to focus advertising investments in Europe and Asia For a discussion of the Company’s performance, please refer to the Company’s SEC filings.

International Direct China Japan Holland Singapore Norway Tempur International Direct Sales +50% CAGR 100+ Company-owned stores across Europe, Asia and Latin America – And Growing 100+ JV/Licensee/Third Party company branded stores E-Commerce also growing rapidly and represents a significant opportunity ($ in millions) Through June 30 For a discussion of the Company’s performance, please refer to the Company’s SEC filings. *

Introduction and Context Macro-Industry Update Tempur Sealy Overview Vision Growth Targets 2014 – 2016 Drivers of Growth Revenue Synergies Summary Key Topics *

Significant Long-Term Revenue Synergies International North America Non-Consolidated Branded JV, Licensee and 3rd Party Revenue Consolidation of Asia JV Channel Synergies Leverage IP Technologies Channel Synergies $500M+ Long-Term * $300M+ $200M+ Management estimates. Please refer to “Forward Looking Statements”.

Leverage IP Technologies * Cross pollinate technologies to drive innovation Specialty Enhanced specialty offerings Traditional Enhanced traditional offerings Adjustables Increase adjustable attach rates Other New product categories

Leverage IP Technologies * Cross pollinate technologies to drive innovation Specialty Enhanced specialty offerings Traditional Enhanced traditional offerings Adjustables Increase adjustable base attach rates Other New product categories $100M+ Opportunity Management estimates. Please refer to “Forward Looking Statements”.

* Canada Sealy’s Canadian business is five times larger than Tempur’s Club, Department Stores and Hospitality Sealy has a $300M+ annual business in Club, Department Stores, and Hospitality Leverage capabilities to increase channel penetration North America Revenue – Channel Synergies Supply Chain “Easier To Do Business With” Ordering/Billing Delivery Inventory management Category Management Trade spending effectiveness Assortment Advertising

* Canada Sealy’s Canadian business is five times larger than Tempur’s Club, Department Stores and Hospitality Sealy has a $300M+ annual business in Club, Department Stores, and Hospitality Leverage capabilities to increase channel penetration North America Revenue – Channel Synergies Supply Chain “Easier To Do Business With” Ordering/Billing Delivery Inventory management Category Management Trade spending effectiveness Assortment Advertising $100M+ Opportunity Management estimates. Please refer to “Forward Looking Statements”.

Non-Consolidated Branded JV, Licensee And 3rd Party Revenue ` JV, Third Party or Licensee Markets * Est. Sales $500M+ Management estimates based on wholesale price.

` JV, Third Party or Licensee Markets * Non-Consolidated Branded JV, Licensee And 3rd Party Revenue $200M+ Long Term Opportunity Management estimates. Please refer to “Forward Looking Statements”.

Consolidation of Asia JV * Asia JV Markets China Hong Kong India S. Korea Taiwan Malaysia Singapore Indonesia New Zealand Sealy China Own 50% of Asia JV with option to purchase in 2020 JV Partner is Sealy of Australia, a Sealy brand Licensee ~$70 million in annual 2012 sales, with +30.5% CAGR since 2009 Accretive EBIT margin profile Note 1: Sales figure for Asia JV is based on 2012 sales (shown as approximation to show relative size). Note 2: CAGR calculation based on historical results for 2009-2012 period.

We Have A Track Record * Australia (2007) China (2010) Korea (2011) Poland (2012) Brazil (2012) Ecuador (2012) Portugal (2012) Canada (2010) Austria (2007) New Zealand (2008) In certain markets where there is no current option to purchase, we would need to negotiate and complete acquisitions of distributors or distribution rights Since 2006 we have acquired distributors or distribution rights in several key markets For a discussion of the Company’s performance, please refer to the Company’s SEC filings.

We Have A Track Record * Poland (2012) Brazil (2012) Ecuador (2012) Portugal (2012) New Zealand (2008) And in several of these markets have more than doubled sales Australia (2007) Canada (2010) Korea (2011) China (2010) Austria (2007) More than 3x More than 2x More than 2x More than 2x More than 3x For a discussion of the Company’s performance, please refer to the Company’s SEC filings.

* Mexico Sealy is #1 in Mexico Direct and eCommerce Tempur has established eCommerce capability and 60+ company owned stores Leverage existing infrastructures International Revenue – Channel Synergies Argentina and Uruguay Sealy has a large and rapidly growing business in South America Broaden Distribution of Secondary Brands Tempur has established global infrastructure Optimum and Stearns & Foster are unlicensed in many countries

* Mexico Sealy is #1 in Mexico Direct and eCommerce Tempur has established eCommerce capability and 60+ company owned stores Leverage existing infrastructures Argentina and Uruguay Sealy has a large and rapidly growing business in South America Broaden Distribution of Secondary Brands Tempur has established global infrastructure Optimum and Stearns & Foster are unlicensed in many countries $100M+ Opportunity International Revenue – Channel Synergies Management estimates. Please refer to “Forward Looking Statements”.

Introduction and Context Macro-Industry Update Tempur Sealy Overview Vision Growth Targets 2014 – 2016 Drivers of Growth Revenue Synergies Summary Key Topics *

Tempur Sealy Company Thesis Comprehensive Portfolio of Iconic Brands And Products The Largest Bedding Company And The Only Global One Integration Provides Significant Cost Synergies Significant Growth Potential Strong Financial Characteristics *

Dale Williams Executive Vice President & Chief Financial Officer *

Financial Overview Synergies Our 3-Year Target Capital Structure and Cash Flow Summary Key Topics *

* Acquisition of Sealy Doubled Our Size ($ in millions) Net Sales Completed acquisition of Sealy on March 18, 2013. Full year pro forma sales over $2.7 billion, including full year of Sealy results. Mid-Point Guidance Note 1: 2013P is mid-point of Company’s FY 2013 net sales guidance of $2.425 billion to $2.45 billion. Includes Sealy results from March 18, 2013 acquisition date. Note 2: Periods 2008-2012 do not include Sealy. Note 3: For a discussion of the Company’s performance, please refer to the Company’s SEC filings.

* Globally Diverse With Large US Presence By Geographic Region Canada US Other International By Business Segment 2Q 2013 Sales Sealy Tempur North America Tempur International For a discussion of the Company’s performance, please refer to the Company’s SEC filings. 2Q 2013 Sales

* Principally Distribute Through Retail Channel Consolidated Tempur International Tempur North America Sealy Direct Retail Other For a discussion of the Company’s performance, please refer to the Company’s SEC filings. 2Q 2013 Sales

* Bedding Products Represent Majority Of Business Consolidated Tempur International Tempur North America Sealy Other Products Bedding For a discussion of the Company’s performance, please refer to the Company’s SEC filings. 2Q 2013 Sales

Financial Overview Synergies Our 3-Year Target Capital Structure and Cash Flow Summary Key Topics *

Cost Synergies Update * Prior Projection by end of 2015 Current Projection by end of 2016 ($ in millions) Sourcing/Manufacturing Raw material purchase synergies Other purchase synergies Manufacturing synergies Warehouse/Distribution Backhaul/returns Logistics network optimization – distribution & route efficiency Corporate / Other SG&A Expenses Streamline corporate administration Professional fees Indirect costs across organization Higher cost synergies are being realized through sourcing and manufacturing Project in excess of $100 million annually long-term Note 1: Cost synergies reflect annualized cost synergies realized from transaction. Note 2: Management estimates. Please refer to “Forward Looking Statements”.

Cost Synergies – Timing and Composition * ($ in millions) Sourcing/Manufacturing Raw material purchase synergies biggest driver in 2013 Other synergies achieved in 2013 Additional RM and other synergies in 2014-2016 Warehouse/Distribution Backhaul/returns account for majority of 2013 synergies Minimal synergies from delivery of products in 2013 Logistics network optimization synergies to be realized in 2014-2016 Corporate / Other SG&A Expenses Streamline corporate administration Professional fees Indirect costs across organization Projected Cost Synergies Majority of cost synergies realized in 2013 are from raw material purchasing synergies Note 1: Cost synergies reflect annualized cost synergies realized from transaction. Note 2: Management estimates. Please refer to “Forward Looking Statements”.

Financial Overview Synergies Our 3-Year Target Capital Structure and Cash Flow Summary Key Topics *

Our 3-Year Target Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: CAGR calculated over period of 2013-2016. Sales and Adjusted EBITDA CAGRs are based on the mid-point of the Company’s 2013 full year guidance adjusted for Sealy results during the pre-acquisition period from January 1, 2013 to March 17, 2013. Note 3: Adjusted EBITDA represents EBITDA adjusted for Sealy transaction and integration costs, and purchase price allocation (“PPA”) inventory adjustments related to the Sealy acquisition. Adjusted EPS is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, and normalized tax rate adjustments. Please refer to the Company’s SEC filings for more information regarding the definition of adjusted EBITDA and adjusted EPS and the calculation of the leverage ratio for purposes of the Company’s senior secured facility. * Expect to Exit 2016 Approaching Double-Digit Growth

Target Implies Accelerating Growth Through 2016 $3.3B * Tempur North America Tempur International Sealy 2013 – 2016 Est. CAGR 5% 6% 10% 2016 target assumes 6% consolidated sales CAGR over three year period 2016 Sales Target Note 1: CAGR calculated over period of 2013-2016. Sales CAGRs are based on the mid-point of the Company’s 2013 full year guidance adjusted for Sealy results during the pre-acquisition period from January 1, 2013 to March 17, 2013. Note 2: Management estimates. Please refer to “Forward Looking Statements”. Note 3: For a discussion of the Company’s performance, please refer to the Company’s SEC filings. Consolidated 6%

Key EBITDA Assumptions Synergies Expect $40M of the cost synergies to flow through to operating earnings Volume Leverage / Scale +6% net sales CAGR will drive operating leverage Productivity Annual productivity improvements International Mix International growth expected to outpace domestic + ’s Investing in Advertising and New Products Plan assumes significant investment Customer Concentration Top 5 customers accounted for 31.7% of sales during 2Q 2013 Commodities Steel/foam are key inputs and pricing is volatile Innovation Recent innovation has featured more costly technologies (e.g. Breeze/Choice) - ’s * Note 1: For a discussion of the Company’s performance, please refer to the Company’s SEC filings. Note 2: Management estimates. Please refer to “Forward Looking Statements”.

* Gross Margin Acquisition of Sealy, which has lower margins, transformed consolidated margin profile Expect gross margin to benefit from cost synergies and volume leverage Note 1: 2013 YTD gross margin includes Sealy from March 18 to June 30, 2013. Note 2: Management estimates. Please refer to “Forward Looking Statements”. Note 3: For a discussion of the Company’s performance, please refer to the Company’s SEC filings. Gross Margin 3-YR Target Through June 30

* Balanced Cost Of Goods Sold Mix Consolidated Other Materials Commodities (Foam/Steel) Logistics Manufacturing/Overhead Labor Note 1: For a discussion of the Company’s performance, please refer to the Company’s SEC filings. Note 2: Management estimates.

* Operating Margin Targets Lower 2013 YTD operating margin reflects acquisition of Sealy and related transaction and integration costs (GAAP Reported Operating Margin). Establishing long-term operating margin target of 15.0%+ Through June 30 Note 1: 2013 YTD operating margin includes Sealy from March 18 to June 30, 2013. Note 2: Management estimates for periods after June 30, 2013. Please refer to “Forward Looking Statements”. 3-YR Target Target Operating Margin

* Adjusted Earnings Per Share ($ per share) Adjusted EPS Mid-Point Guidance Note 1: 2013P is mid-point of Company’s FY 2013 adjusted EPS guidance of $2.25-$2.40. Note 2: 2013P includes Sealy from March 18 to June 30, 2013. Periods 2008-2012 do not include Sealy. Note 3: Adjusted EPS is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, and normalized tax rate adjustments. For more details regarding Adjusted EPS, please refer to the Company’s SEC filings. Note 4: For a discussion of the Company’s performance, please refer to the Company’s SEC filings. 3-YR Target

Financial Overview Synergies Our 3-Year Target Capital Structure and Cash Flow Summary Key Topics *

Efficient Capital Structure * Note 1: Sealy 8% Notes outstanding is based on present value of notes still outstanding using a market discount rate. The principal amount of the notes accrete 8% per annum accruing semi-annually and mature on July 15, 2016. Note holders can convert the notes into cash at any time until maturity. For more information regarding the terms of the Sealy 8% Notes please refer to the Company’s SEC filings. Note 2: Please refer to the Company’s SEC filings for more information regarding the calculation of the leverage ratio for purposes of the Company’s senior secured facility. Established efficient capital structure with Sealy acquisition Term A (July 2013) and Term B (May 2013) repricings further improved capital structure Leverage target 1.5x-2.0x ($ in millions)

No Significant Debt Maturities Until 2016 * $160 $35 $62 $186 $62 $337 $7 $1,067 ($ in millions) Maturity profile shown assumes no Sealy 8% Note holders convert into cash prior to maturity in 2016. Holders can convert the notes at any time until maturity.

Strong Cash Flow Characteristics * Multi-year add back to net income as D&A should continue to exceed Capex by $30M+ 2016 Target assumes free cash flow in excess of $250M Efficient tax structure allows for greater than $1 billion of future foreign cash flow to be used to reduce debt Management estimates

* Adjusted EBITDA Mid-Point Guidance 2013 adjusted EBITDA guidance reflects a stub year (partial year results for Sealy) 3-YR Target Adjusted EBITDA ($ in millions) Note 1: Adjusted EBITDA represents EBITDA adjusted for Sealy transaction and integration costs, and a purchase price allocation (“PPA”) inventory adjustments related to the Sealy acquisition. For more details regarding Adjusted EBITDA, please refer to the Company’s SEC filings. Note 2: 2013P is based on mid-point of the Company’s full year Adjusted EBITDA guidance of $370 million to $385 million. Note 3: Management estimates. Please refer to “Forward Looking Statements”.

Financial Overview Synergies Our 3-Year Target Capital Structure and Cash Flow Summary Key Topics *

Summary Sealy Acquisition Doubled Size Of Business And Transformed Margin Structure Cost Synergies Are Expected To Be Larger Than Initially Anticipated 3-Year Target Assumes Significant Investments To Drive Growth Establishing 15.0%+ Long-Term Operating Margin Target Strong Cash Flow Characteristics Expect Leverage Of Less Than 2.5x By End Of 2016 * Management estimates

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